MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES Two World Trade Center

LETTER TO THE SHAREHOLDERS February 28, 1999            New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended February 28, 1999, the domestic fixed-income markets were subject to highly volatile yield shifts. As the period began, potential fallout from economic turmoil in Russia and Latin America, as well as major losses by hedge funds, perpetuated an ongoing flight to quality and a decoupling of the corporate-bond and Treasury markets. With only those companies having the best credit ratings able to borrow funds, corporate bond prices were sharply lower in September, despite lower Treasury yields. In October and November, evaporating corporate liquidity, among other factors, prompted the Federal Reserve Board to cut interest rates. This action clearly demonstrated a shift in focus by the central bank from an anti-inflationary stance toward one of avoiding recession and helped drive down Treasury yields to some of their lowest levels in decades.

The central bank's commitment toward preventing recession at home and easing financial turmoil abroad led to an increase in demand for corporate bonds, which in turn resulted in higher bond prices. To ensure continued liquidity, the Fed cut rates two more times, with the federal-funds rate settling in at 4.75 percent by mid-November. As a result, the U.S. economy grew at a startling 6.1 percent rate in the fourth quarter of 1998 and began 1999 on strong footing.

Despite this robust growth and an unemployment rate of only 4.2 percent, inflation remained dormant throughout the period. Nevertheless, the surge in production, coupled with renewed acceleration in stock prices, was sufficient to send fixed-income yields higher in early 1999, although the corporate bond sector did benefit from improving liquidity and perceptions of continued healthy economic growth.

PERFORMANCE

For the 6-month period ended February 28, 1999, Morgan Stanley Dean Witter Intermediate Income Securities' Class B shares posted a return of 1.82 percent, compared to 1.86 percent for the Lehman Intermediate

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

Government/Corporate Bond Index and 1.15 percent for the Lipper Intermediate Investment Grade Debt Funds Index. For the same period, the Fund's Class A, C and D shares returned 1.88 percent, 1.70 percent and 2.25 percent, respectively. PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES.

The Fund's performance during the period under review was reflective of the period's rise in interest rates and the strength of the corporate-bond sector, which represented more than 80 percent of the Fund's holdings. Among its corporate positions the Fund's commitments to Yankee notes, utilities, cable, media and technology added the greatest value to the portfolio. Issues such as Niagara Mohawk Power, United Utilities, Time Warner Entertainment and WorldCom appreciated in value despite rising interest rates. The largest single contributor to the Fund's performance was its position in Pohang Iron and Steel, which appreciated significantly during the period. Hindering its overall performance were the Fund's holdings in the chemical and forest products industries, which continued to be battered by overcapacity and limited pricing power.

PORTFOLIO STRATEGY

In an effort to reduce volatility, the Fund worked toward diversifying its portfolio among a greater number of smaller positions. To achieve this end, the Fund gradually reduced the number of its holdings representing more than 2 percent each of its net assets. Yankee notes were sold as yields approached those of domestic banks, while larger domestic bank positions were pared in order to add new credits to the portfolio.

Last summer's corporate bond liquidity crisis provided the Fund with an opportunity to purchase quality issues at extremely attractive yields. During this period, the Fund added debt securities in the cable, telephone and oil-drilling sectors. As 1999 began, the Fund continued to add attractively priced issues to its portfolio, including finance and equipment-leasing bonds and such names as AT&T Capital and Comdisco.

With the economy growing at a healthy pace and creditworthiness improving among corporate issuers, the Fund increased its allocation to the corporate bond sector to nearly 82 percent of net assets from 76 percent. The Fund's cash reserves were reduced from 7 percent to 3 percent. The largest new commitment was to the industrial sector, which was increased to 26 percent of net assets. The Fund also increased its exposure to the utilities sector while decreasing its positions in banks and Yankee notes marginally. To take further advantage of improving credit fundamentals as well as to bolster income, the Fund emphasized BBB-rated corporate bonds versus U.S. Treasury securities.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

On February 28, 1999, approximately 37 percent of the invested portion of the portfolio was rated Baa or BBB by Moody's and Standard & Poor's, respectively. The average quality rating was A3. The Fund's duration was slightly more than
4.14 years on that date, up from 3.87 years on August 31, 1998.

LOOKING AHEAD

Corporate America admirably weathered the international economic turmoil that occurred during the latter half of 1998, largely due to the Federal Reserve Board's accommodative monetary policy. As the Fund enters the second half of its fiscal year, we believe that the fundamentally sound U.S. economy and the relative calm on the international economic front require no further assistance from lower interest rates. As a result, intermediate- and longer-term interest rates are returning to a more traditional relationship with overnight rates. With a strong equity market and the economy at full employment, investors are once again on an inflation watch. While currently there are no sightings of it on the horizon, due in large part to improving productivity, the beginnings of a worldwide recovery could stimulate pricing pressure in raw materials and in turn to consumer goods. However, for the time being economic uncertainty still pervades Asia and Latin America, making any reversal of current Federal Reserve policy unlikely. Given this balance of health at home and the international uncertainty, we believe that the interest-rate outlook is likely to be relatively stable in the months ahead.

We appreciate your ongoing support of Morgan Stanley Dean Witter Intermediate Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,
/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1999 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (81.4%)
            Broadcasting (2.6%)
 $2,000     British Sky Broadcasting Group, PLC
             (United Kingdom)....................   6.875%   02/23/09    $ 1,965,940
  2,000     USA Networks, Inc. - 144A*...........   6.75     11/15/05      1,982,380
                                                                         -----------
                                                                           3,948,320
                                                                         -----------
            Casino/Gambling (1.9%)
  3,000     Mirage Resorts, Inc. ................   6.75     02/01/08      2,886,960
                                                                         -----------

            Cellular Telephone (0.9%)
  1,360     Airtouch Communications, Inc. .......   7.125    07/15/01      1,396,801
                                                                         -----------

            Clothing/Shoe/Accessory Stores (2.0%)
  3,000     TJX Companies, Inc. .................   6.625    06/15/00      3,029,310
                                                                         -----------

            Computer Software (1.3%)
  2,000     Oracle Corp. ........................   6.91     02/15/07      2,042,480
                                                                         -----------

            Construction/Ag Equipment/Trucks (1.9%)
  3,000     Atlas Copco (Sweden) - 144A*.........   6.50     04/01/08      2,983,170
                                                                         -----------

            Electric Utilities (4.7%)
  1,000     Niagara Mohawk Power Corp. ..........   7.25     10/01/02      1,015,650
  3,000     System Energy Resources, Inc. .......   7.71     08/01/01      3,075,270
  3,000     Western Resources, Inc. .............   6.875    08/01/04      3,067,470
                                                                         -----------
                                                                           7,158,390
                                                                         -----------
            Electronic Production Equipment (2.9%)
  4,500     Applied Materials, Inc. .............   6.75     10/15/07      4,519,350
                                                                         -----------

            Finance - Automotive (3.2%)
  1,000     General Motors Acceptance Corp. .....   8.40     10/15/99      1,017,700
  4,000     General Motors Acceptance Corp. .....   5.75     11/10/03      3,956,480
                                                                         -----------
                                                                           4,974,180
                                                                         -----------
            Finance Companies (3.2%)
  3,000     AT&T Capital Corp. ..................   6.60     05/15/05      2,913,840
  2,000     IKON Capital Inc. ...................   6.73     06/15/01      1,980,320
                                                                         -----------
                                                                           4,894,160
                                                                         -----------
            Forest Products (3.2%)
  5,049     Noranda Forest, Inc. (Canada)........   6.875    11/15/05      4,850,625
                                                                         -----------

            Home Building (1.3%)
  2,000     Oakwood Homes Corp. .................   8.125    03/01/09      1,997,980
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1999 (unaudited)


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Integrated Oil Companies (3.3%)
 $5,000     Societe Nationale Elf Aquitaine
            (France).............................   7.75 %   05/01/99    $ 5,017,950
                                                                         -----------

            Investment Bankers/Brokers/Services (5.1%)
  2,500     Donaldson Lufkin & Jenrette Inc. ....   6.11     05/15/01      2,505,825
  2,000     Lehman Brothers Holdings.............   6.125    07/15/03      1,930,020
  3,300     Salomon, Inc. .......................   6.50     03/01/00      3,323,661
                                                                         -----------
                                                                           7,759,506
                                                                         -----------
            Major Banks (10.6%)
  2,000     Bank One Texas N.A. .................   6.25     02/15/08      1,988,840
  3,000     BankBoston N.A. .....................   6.50     12/19/07      2,955,930
  2,600     Bankers Trust Corp. .................   6.70     10/01/07      2,611,232
  3,000     Citicorp.............................   6.375    11/15/08      2,987,370
  5,145     Shawmut Bank Connecticut, N.A. ......   8.625    02/15/05      5,755,917
                                                                         -----------
                                                                          16,299,289
                                                                         -----------
            Major U.S. Telecommunications (4.1%)
  3,000     Sprint Capital Corp. ................   6.125    11/15/08      2,950,890
  3,000     WorldCom, Inc. ......................   7.75     04/01/07      3,281,400
                                                                         -----------
                                                                           6,232,290
                                                                         -----------
            Media Conglomerates (1.4%)
  2,000     Time Warner Entertainment............   7.25     09/01/08      2,122,180
                                                                         -----------

            Mid-Sized Banks (3.2%)
  3,000     Capital One Bank.....................   6.375    02/15/03      2,925,330
  2,000     Star Bank N.A. ......................   6.375    03/01/04      2,017,180
                                                                         -----------
                                                                           4,942,510
                                                                         -----------
            Military/Gov't/Technical (1.9%)
  2,850     Raytheon Co. ........................   6.30     08/15/00      2,869,551
                                                                         -----------

            Non - U.S. Utilities (4.8%)
  5,000     United Utilities Corp. (United
            Kingdom).............................   6.45     04/01/08      4,971,900
  2,500     Israel Electric Co., Ltd. - 144A*....   7.125    07/15/05      2,457,700
                                                                         -----------
                                                                           7,429,600
                                                                         -----------
            Oil & Gas Production (1.2%)
  2,000     Union Pacific Resource Group Inc.....   6.50     05/15/05      1,880,380
                                                                         -----------

            Oil/Gas Transmission (1.3%)
  2,000     Columbia Energy Group (Series A).....   6.39     11/28/00      2,015,180
                                                                         -----------

            Oilfield Services/Equipment (1.2%)
  2,000     Petro Geo - Services ASA (Norway)....   6.625    03/30/08      1,913,720
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1999 (unaudited)


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Other Consumer Services (1.9%)
 $3,000     Stewart Enterprises, Inc. ...........   6.70 %   12/01/03    $ 2,971,260
                                                                         -----------

            Property - Casualty Insurers (3.4%)
  5,137     Nac Re Corp. ........................   8.00     06/15/99      5,168,233
                                                                         -----------

            Rental/Leasing Companies (3.4%)
  2,000     Comdisco Inc. .......................   6.00     01/30/02      1,983,900
  3,350     Hertz Corp. .........................   6.00     01/15/03      3,321,190
                                                                         -----------
                                                                           5,305,090
                                                                         -----------
            Specialty Chemicals (2.4%)
  2,000     Equistar Chemicals LP................   6.50     02/15/06      1,788,220
  2,100     Millennium America, Inc. ............   7.00     11/15/06      1,982,715
                                                                         -----------
                                                                           3,770,935
                                                                         -----------
            Steel/Iron Ore (1.2%)
  2,000     Pohang Iron & Steel Co. (South
            Korea)...............................   7.125    11/01/06      1,786,920
                                                                         -----------

            Textiles (1.9%)
  3,000     Burlington Industries, Inc. .........   7.25     09/15/05      2,870,370
                                                                         -----------

            TOTAL CORPORATE BONDS
            (Identified Cost $126,097,555 )...........................   125,036,690
                                                                         -----------

            FOREIGN GOVERNMENT OBLIGATION (1.4%)
  2,000     Republic of Korea (South Korea)
            (Identified Cost $2,156,640).........   8.875    04/15/08      2,120,460
                                                                         -----------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (14.1%)
  3,000     Federal Home Loan Banks..............   5.80     09/02/08      2,982,270
     63     Federal Home Loan Mortgage Corp. ....   8.50     12/01/01         65,136
     44     Federal Home Loan Mortgage Corp. ....   8.50     01/01/02         44,944
    153     Federal Home Loan Mortgage Corp. ....   8.50     07/01/02        153,836
     76     Federal Home Loan Mortgage Corp. ....   9.00     08/01/02         77,146
  2,000     Federal National Mortgage Assoc. ....   5.95     03/09/01      2,000,220
  1,500     Federal National Mortgage Assoc. ....   5.90     06/18/01      1,502,355
     24     Federal National Mortgage Assoc. ....   8.50     12/01/01         25,389
  2,000     Federal National Mortgage Assoc. ....   7.55     06/10/04      2,011,700
  2,000     Federal National Mortgage Assoc. ....   7.73     08/26/04      2,022,980
  1,980     Private Export Funding Corp. ........   6.86     04/30/04      2,032,173
    450     U.S. Treasury Note...................   6.25     01/31/02        462,290
  3,000     U.S. Treasury Note...................   5.875    02/15/04      3,077,940

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1999 (unaudited)


PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
 $2,000     U.S. Treasury Note...................   5.875%   11/15/05    $ 2,051,060
  3,000     U.S. Treasury Note...................   6.125    08/15/07      3,139,081
                                                                         -----------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $21,583,138).............................    21,648,520
                                                                         -----------

            SHORT-TERM INVESTMENTS (3.0%)
            U.S. GOVERNMENT & AGENCY (a) (2.9%)
  4,500     Federal Home Loan Mortgage Corp.
            (Amortized Cost $4,500,000)..........   4.70     03/01/99      4,500,000
                                                                         -----------

            REPURCHASE AGREEMENT (0.1%)
    106     The Bank of New York (dated 02/26/99;
            proceeds $105,962) (b)
            (Identified Cost $105,920)...........   4.75     03/01/99        105,920
                                                                         -----------

            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $4,605,920)..............................     4,605,920
                                                                         -----------

         TOTAL INVESTMENTS
         (Identified Cost $154,443,253) (c).................  99.9%      153,411,590

         CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES......  0.1           223,038
                                                             -----      ------------

         NET ASSETS........................................  100.0%     $153,634,628
                                                             =====      ============

---------------------
 *   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $84,058 U.S. Treasury Bond 8.125% due 08/15/21 valued at $108,039.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,257,670 and the aggregate gross unrealized depreciation is $2,289,333, resulting in net unrealized depreciation of $1,031,663.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1999 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $154,443,253).............................  $153,411,590
Cash........................................................         3,808
Receivable for:
    Interest................................................     2,431,336
    Shares of beneficial interest sold......................       109,378
    Principal paydowns......................................        18,230
Prepaid expenses and other assets...........................        52,835
                                                              ------------
    TOTAL ASSETS............................................   156,027,177
                                                              ------------
LIABILITIES:
Payable for:
    Investments purchased...................................     1,988,700
    Plan of distribution fee................................       100,668
    Shares of beneficial interest repurchased...............        87,002
    Investment management fee...............................        76,528
    Dividends and distributions to shareholders.............        42,403
Accrued expenses and other payables.........................        97,248
                                                              ------------
    TOTAL LIABILITIES.......................................     2,392,549
                                                              ------------
    NET ASSETS..............................................  $153,634,628
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $163,167,115
Net unrealized depreciation.................................    (1,031,663)
Accumulated undistributed net investment income.............        42,236
Accumulated net realized loss...............................    (8,543,060)
                                                              ------------
    NET ASSETS..............................................  $153,634,628
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $3,969,429
Shares Outstanding (unlimited authorized, $.01 par value)...       412,284
    NET ASSET VALUE PER SHARE...............................         $9.63
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 4.44% of net asset value)........        $10.06
                                                              ============
CLASS B SHARES:
Net Assets..................................................  $139,958,745
Shares Outstanding (unlimited authorized, $.01 par value)...    14,518,608
    NET ASSET VALUE PER SHARE...............................         $9.64
                                                              ============
CLASS C SHARES:
Net Assets..................................................    $1,458,738
Shares Outstanding (unlimited authorized, $.01 par value)...       151,204
    NET ASSET VALUE PER SHARE...............................         $9.65
                                                              ============
CLASS D SHARES:
Net Assets..................................................    $8,247,716
Shares Outstanding (unlimited authorized, $.01 par value)...       855,607
    NET ASSET VALUE PER SHARE...............................         $9.64
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

STATEMENT OF OPERATIONS
For the six months ended February 28, 1999 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 5,165,077
                                                              -----------

EXPENSES
Plan of distribution fee (Class A shares)...................        2,045
Plan of distribution fee (Class B shares)...................      608,736
Plan of distribution fee (Class C shares)...................        4,533
Investment management fee...................................      468,552
Transfer agent fees and expenses............................       87,412
Registration fees...........................................       51,668
Professional fees...........................................       33,356
Shareholder reports and notices.............................       25,655
Trustees' fees and expenses.................................        8,645
Custodian fees..............................................        7,408
Other.......................................................        6,080
                                                              -----------

    TOTAL EXPENSES..........................................    1,304,090
                                                              -----------

    NET INVESTMENT INCOME...................................    3,860,987
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................      977,452
Net change in unrealized appreciation.......................   (1,999,324)
                                                              -----------

    NET LOSS................................................   (1,021,872)
                                                              -----------

NET INCREASE................................................  $ 2,839,115
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                          FOR THE SIX       FOR THE YEAR
                                                         MONTHS ENDED           ENDED
                                                       FEBRUARY 28, 1999   AUGUST 31, 1998
------------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $  3,860,987       $  8,403,108
Net realized gain....................................         977,452          1,768,354
Net change in unrealized appreciation................      (1,999,324)           134,510
                                                         ------------       ------------

    NET INCREASE.....................................       2,839,115         10,305,972
                                                         ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares.......................................        (109,491)          (100,388)
Class B shares.......................................      (3,473,759)        (7,980,246)
Class C shares.......................................         (25,039)           (11,414)
Class D shares.......................................        (225,777)          (348,107)
                                                         ------------       ------------

    TOTAL DIVIDENDS..................................      (3,834,066)        (8,440,155)
                                                         ------------       ------------
Net decrease from transactions in shares of
 beneficial interest.................................      (6,525,681)       (10,443,102)
                                                         ------------       ------------

    NET DECREASE.....................................      (7,520,632)        (8,577,285)
NET ASSETS:
Beginning of period..................................     161,155,260        169,732,545
                                                         ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $42,236 and $15,315, respectively)...............    $153,634,628       $161,155,260
                                                         ============       ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Intermediate Income Securities (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1999 (unaudited) continued


broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
(5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1999 (unaudited) continued


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% of the portion of daily net assets not exceeding $500 million; 0.50% of the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% of the portion of the daily net asset exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge had been imposed or waived; (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1999 (unaudited) continued


shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $2,013,461 at February 28, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended February 28, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.10% and 0.85%, respectively.

The Distributor has informed the Fund that for the six months ended February 28, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $55,702 and $280, respectively and received $7,315, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended February 28, 1999, aggregated $74,292,372 and $74,881,842,

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1999 (unaudited) continued


respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $28,091,793 and $25,904,990, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1999, the Fund had transfer agent fees and expenses payable of approximately $1,200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended February 28, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,059. At February 28, 1999, the Fund had an accrued pension liability of $52,434 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At August 31, 1998, the Fund had a net capital loss carryover of approximately $9,446,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 of the following years:

                 AMOUNT IN THOUSANDS
------------------------------------------------------
        2003              2004       2005       2006
---------------------   --------   --------   --------
       $ 6,656           $  313     $2,351     $  126
       =======           ======     ======     ======

6. FUND ACQUISITION

As of the close of business on September 11, 1998, the Fund acquired all the net assets of Dean Witter Retirement Series -- Intermediate Income Securities Series (" Retirement Intermediate") pursuant to a plan of reorganization approved by the shareholders of Retirement Intermediate on August 19, 1998. The acquisition was accomplished by a tax-free exchange of 250,724 Class D shares of the Fund at a net asset value of $9.74 per share for 247,422 shares of Retirement Intermediate. The net assets of the Fund and Retirement Intermediate immediately before the acquisition were $159,153,039, and $2,441,399, respectively, including unrealized appreciation of $62,584 for Retirement Intermediate. Immediately after the acquisition, the combined net assets of the Fund amounted to $161,594,438.

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1999 (unaudited) continued


7. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                    FOR THE SIX                      FOR THE YEAR
                                                                    MONTHS ENDED                        ENDED
                                                                 FEBRUARY 28, 1999                 AUGUST 31, 1998
                                                             --------------------------       --------------------------
                                                                    (UNAUDITED)
                                                               SHARES         AMOUNT            SHARES         AMOUNT
                                                             -----------   ------------       -----------   ------------
CLASS A SHARES
Sold.......................................................     301,525      $2,951,579          432,771     $4,200,291
Reinvestment of dividends..................................      10,197         99,740             6,280         60,968
Redeemed...................................................    (255,453)    (2,483,188)         (276,388)    (2,677,083)
                                                             ----------    -----------        ----------    -----------
Net increase -- Class A....................................      56,269        568,131           162,663      1,584,176
                                                             ----------    -----------        ----------    -----------
CLASS B SHARES
Sold.......................................................  12,633,963    123,685,826        19,728,435    191,353,800
Reinvestment of dividends..................................     195,512      1,915,551           435,921      4,221,022
Redeemed................................................... (13,924,474)  (136,299,070)      (21,536,089)  (208,796,829)
                                                             ----------    -----------        ----------    -----------
Net decrease -- Class B....................................  (1,094,999)   (10,697,693)       (1,371,733)   (13,222,007)
                                                             ----------    -----------        ----------    -----------
CLASS C SHARES
Sold.......................................................     109,621      1,069,322            57,617        558,111
Reinvestment of dividends..................................       2,131         20,866               842          8,164
Redeemed...................................................      (7,635)       (75,142)          (15,371)      (148,714)
                                                             ----------    -----------        ----------    -----------
Net increase -- Class C....................................     104,117      1,015,046            43,088        417,561
                                                             ----------    -----------        ----------    -----------
CLASS D SHARES
Sold.......................................................     137,209      1,343,179           339,652      3,280,027
Reinvestment of dividends..................................      23,062        225,819            34,184        331,043
Acquisition of Dean Witter Retirement Series - Intermediate
 Income Securities Series..................................     250,724      2,441,399                --             --
Redeemed...................................................    (145,601)    (1,421,562)         (292,464)    (2,833,902)
                                                             ----------    -----------        ----------    -----------
Net increase -- Class D....................................     265,394      2,588,835            81,372        777,168
                                                             ----------    -----------        ----------    -----------
Net decrease in Fund.......................................    (669,219)   $(6,525,681)       (1,084,610)  $(10,443,102)
                                                             ==========    ===========        ==========    ===========

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                    FOR THE SIX                        FOR THE YEAR ENDED AUGUST 31
                                                   MONTHS ENDED        ----------------------------------------------------------
                                                FEBRUARY 28, 1999++     1998++      1997*++      1996       1995           1994
---------------------------------------------------------------------------------------------------------------------------------
                                                    (UNAUDITED)
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period..........         $ 9.70            $ 9.59       $ 9.39     $ 9.69     $ 9.51         $10.26
                                                       ------            ------       ------     ------     ------         ------
Income (loss) from investment operations:
 Net investment income........................           0.24              0.51         0.53       0.55       0.59           0.58
 Net realized and unrealized gain (loss)......          (0.06)             0.11         0.20      (0.30)      0.19          (0.73)
                                                       ------            ------       ------     ------     ------         ------
Total income (loss) from investment
 operations...................................           0.18              0.62         0.73       0.25       0.78          (0.15)
                                                       ------            ------       ------     ------     ------         ------
Less dividends and distributions from:
 Net investment income........................          (0.24)            (0.51)       (0.53)     (0.55)     (0.59)         (0.56)
 Net realized gain............................             --                --           --         --      (0.01)         (0.04)
                                                       ------            ------       ------     ------     ------         ------
Total dividends and distributions.............          (0.24)            (0.51)       (0.53)     (0.55)     (0.60)         (0.60)
                                                       ------            ------       ------     ------     ------         ------
Net asset value, end of period................         $ 9.64            $ 9.70       $ 9.59     $ 9.39     $ 9.69         $ 9.51
                                                       ======            ======       ======     ======     ======         ======
TOTAL RETURN+.................................           1.82%(1)          6.53%        7.93%      2.58%      8.56%         (1.50)%

RATIOS TO AVERAGE NET ASSETS:
Expenses......................................           1.73%(2)(3)       1.71%(3)     1.65%     1.62%       1.63%          1.63%
Net investment income.........................           4.88%(2)(3)       5.19%(3)     5.52%     5.69%       6.23%          5.80%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.......       $139,959          $151,515     $162,959   $208,911   $232,752       $245,750
Portfolio turnover rate.......................             49%(1)            98%          98%       115%       114%           122%

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., have been designated as Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX       FOR THE YEAR     JULY 28, 1997*
                                                                MONTHS ENDED           ENDED            THROUGH
                                                              FEBRUARY 28, 1999   AUGUST 31, 1998   AUGUST 31, 1997
-------------------------------------------------------------------------------------------------------------------
                                                                 (UNAUDITED)
CLASS A SHARES ++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................        $9.71              $9.59             $9.68
                                                                    -----              -----             -----
Income (loss) from investment operations:
 Net investment income......................................         0.27               0.56              0.06
 Net realized and unrealized gain (loss)....................        (0.08)              0.13             (0.10)
                                                                    -----              -----             -----
Total income (loss) from investment operations..............         0.19               0.69             (0.04)
                                                                    -----              -----             -----
Less dividends from net investment income...................        (0.27)             (0.57)            (0.05)
                                                                    -----              -----             -----
Net asset value, end of period..............................        $9.63              $9.71             $9.59
                                                                    =====              =====             =====
TOTAL RETURN+...............................................         1.88%(1)           7.30%            (0.46)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         0.98%(2)(3)        1.10%(3)          2.18 %(2)
Net investment income.......................................         5.63%(2)(3)        5.80%(3)          6.10 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $3,969             $3,457            $1,855
Portfolio turnover rate.....................................           49%(1)             98%               98 %
CLASS C SHARES ++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................        $9.71              $9.61             $9.68
                                                                    -----              -----             -----
Income (loss) from investment operations:
 Net investment income......................................         0.23               0.49              0.04
 Net realized and unrealized gain (loss)....................        (0.06)              0.11             (0.07)
                                                                    -----              -----             -----
Total income (loss) from investment operations..............         0.17               0.60             (0.03)
                                                                    -----              -----             -----
Less dividends from net investment income...................        (0.23)             (0.50)            (0.04)
                                                                    -----              -----             -----
Net asset value, end of period..............................        $9.65              $9.71             $9.61
                                                                    =====              =====             =====
TOTAL RETURN+...............................................         1.70%(1)           6.39%            (0.31)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.73%(2)(3)        1.71%(3)          2.02 %(2)
Net investment income.......................................         4.88%(2)(3)        5.19%(3)          4.22 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $1,459               $457               $38
Portfolio turnover rate.....................................           49%(1)             98%               98 %

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.

 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX       FOR THE YEAR     JULY 28, 1997*
                                                                MONTHS ENDED           ENDED            THROUGH
                                                              FEBRUARY 28, 1999   AUGUST 31, 1998   AUGUST 31, 1997
-------------------------------------------------------------------------------------------------------------------
                                                                 (UNAUDITED)
CLASS D SHARES ++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................        $9.70              $9.59            $  9.68
                                                                    -----              -----            -------
Income (loss) from investment operations:
 Net investment income......................................         0.28               0.59               0.05
 Net realized and unrealized gain (loss)....................        (0.06)              0.11              (0.09)
                                                                    -----              -----            -------
Total income (loss) from investment operations..............         0.22               0.70              (0.04)
                                                                    -----              -----            -------
Less dividends from net investment income...................        (0.28)             (0.59)             (0.05)
                                                                    -----              -----            -------
Net asset value, end of period..............................        $9.64              $9.70            $  9.59
                                                                    =====              =====            =======
TOTAL RETURN+...............................................         2.25%(1)           7.43%             (0.44)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         0.88%(2)(3)        0.86%(3)           1.11 %(2)
Net investment income.......................................         5.73%(2)(3)        6.04%(3)           5.91 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $8,248             $5,726             $4,880
Portfolio turnover rate.....................................           49%(1)             98%                98 %

---------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
INTERMEDIATE
INCOME
SECURITIES


[MORGAN STANLEY GRAPHIC]


SEMIANNUAL REPORT
FEBRUARY 28, 1999